Q3 2016 SUPPLEMENTAL INFORMATION

1

Cousins Properties Incorporated	Q3 2016 Supplemental Information

FORWARD-LOOKING STATEMENTS

Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2015 and in the Quarterly Report on Form 10-Q for the three months ended September 30, 2016. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our ability to obtain future financing arrangements; future acquisitions and future dispositions of operating assets; future acquisitions of land; future development and redevelopment opportunities; future dispositions of land and other non-core assets; future repurchases of common stock; projected operating results; market and industry trends; future distributions; projected capital expenditures; interest rates; statements about the benefits of the transactions involving the Company and Parkway Properties Inc. ("Parkway"), including future financial and operating results, plans, objectives, expectations, and intentions; all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders; benefits of the transactions to tenants, employees, stockholders, and other constituents of the combined company; integrating our companies; and cost savings.
Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital and financing; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions and investments or from dispositions; the potential dilutive effect of common stock offerings; the failure to achieve benefits from the repurchase of common stock; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to our strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of our major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; the ability to successfully integrate our operations and employees in connection with the transactions with Parkway; the ability to realize anticipated benefits and synergies of the transactions with Parkway; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of the Company; the potential impact of the transactions with Parkway on relationships, including with tenants, employees, customers, and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against the Company, Parkway, or Parkway, Inc.; significant costs related to uninsured losses, condemnation, or environmental issues; the amount of the costs, fees, expenses and charges related to the transactions with Parkway; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by the Company, Parkway, and Parkway, Inc.
The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

Cousins Properties Incorporated	3	Q3 2016 Supplemental Information

KEY PERFORMANCE METRICS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 YTD
Property Statistics
Consolidated Operating Properties	12	13	13	12	12	12	11	11	11	11
Consolidated Rentable Square Feet (in thousands)	13,034	13,407	13,407	12,563	12,122	12,122	11,993	11,993	11,993	11,993
Unconsolidated Operating Properties	5	5	5	6	6	6	6	6	6	6
Unconsolidated Rentable Square Feet (in thousands)	3,129	3,129	3,129	3,431	3,434	3,434	3,435	3,435	3,435	3,435
Total Operating Properties	17	18	18	18	18	18	17	17	17	17
Total Rentable Square Feet (in thousands)	16,163	16,536	16,536	15,994	15,556	15,556	15,428	15,428	15,428	15,428

Office Leasing Activity (1)
Net Leased during the period (square feet in thousands)	1,874	441	521	770	1,240	2,972	220	402	971	1,593
Net Rent (per square foot)	$22.88	$18.93	$23.23	$23.42	$15.13	$18.30	$23.55	$22.73	$23.51	$23.22
Total Leasing Costs (per square foot)	(5.71)	(4.62)	(6.27)	(5.83)	(1.66)	(3.64)	(6.31)	(7.08)	(6.18)	(6.55)
Net Effective Rent (per square foot)	$17.17	$14.31	$16.96	$17.59	$13.47	$14.66	$17.24	$15.65	$17.33	$16.67
Change in Second Generation Net Rent	38.0%	33.6%	43.8%	28.1%	38.5%	36.7%	18.9%	17.2%	27.9%	21.6%
Change in Cash-Basis Second Generation Net Rent	19.7%	8.0%	32.8%	14.1%	23.8%	19.8%	1.8%	4.3%	9.1%	5.4%

Same Property Information (2)
Percent Leased (period end)	91.2%	91.7%	91.7%	91.8%	91.6%	91.6%	90.3%	90.7%	91.2%	91.2%
Weighted Average Occupancy	89.7%	91.5%	90.4%	90.6%	90.7%	90.7%	89.4%	89.2%	89.5%	89.4%
Change in Net Operating Income (over prior year period)	3.6%	5.2%	1.6%	1.1%	6.2%	3.3%	4.3%	1.4%	3.6%	3.1%
Change in Cash-Basis Net Operating Income (over prior year period)	12.3%	15.9%	5.2%	1.2%	8.2%	7.3%	8.6%	3.9%	4.3%	5.6%

Development Pipeline
Estimated Project Costs (in thousands) (3)	$226,575	$100,475	$161,975	$306,500	$261,500	$261,500	$326,300	$340,200	$506,200	$506,200
Estimated Project Costs (3) / Total Undepreciated Assets	7.0%	3.0%	4.7%	8.6%	7.6%	7.6%	9.5%	9.6%	13.7%	13.7%

Market Capitalization (4)
Common Stock Price (period end)	$11.42	$10.60	$10.38	$9.22	$9.43	$9.43	$10.38	$10.40	$10.44	$10.44
Common Shares Outstanding (period end in thousands)	216,513	216,470	216,686	214,671	211,513	211,513	210,107	210,171	210,170	210,170
Equity Market Capitalization (in thousands)	$2,472,578	$2,294,582	$2,249,201	$1,979,267	$1,994,568	$1,994,568	$2,180,911	$2,185,778	$2,194,175	$2,194,175
Debt (in thousands)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,112,322
Total Market Capitalization (in thousands)	$3,480,080	$3,361,958	$3,324,214	$2,986,031	$2,941,585	$2,941,585	$3,173,152	$3,185,777	$3,306,497	$3,306,497

Credit Ratios (4)
Debt/Total Market Capitalization	29.0%	31.7%	32.3%	33.7%	32.2%	32.2%	31.3%	31.4%	33.6%	33.6%
Debt/Total Undepreciated Assets	29.5%	30.7%	30.6%	28.3%	27.5%	27.5%	28.8%	28.3%	30.1%	30.1%
Fixed Charges Coverage	4.27	4.67	4.54	5.19	4.98	4.84	4.49	4.43	4.46	4.46
Debt/Annualized EBITDA	4.05	4.77	4.86	4.02	4.00	4.00	4.66	4.51	4.76	4.76

Cousins Properties Incorporated	4	Q3 2016 Supplemental Information

KEY PERFORMANCE METRICS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 YTD
Dividend Information (4)
Common Dividend per Share	$0.30	$0.08	$0.08	$0.08	$0.08	$0.32	$0.08	$0.08	$0.08	$0.24
FFO Payout Ratio	37.3%	37.8%	38.3%	33.0%	35.0%	35.9%	38.9%	38.8%	36.2%	38.0%
FAD Payout Ratio	61.6%	68.1%	71.5%	54.8%	58.9%	62.6%	56.7%	69.0%	63.4%	62.6%

Operations Ratios (4)
Annualized General and Administrative Expenses/Total Undepreciated Assets	0.58%	0.41%	0.67%	0.33%	0.53%	0.50%	0.99%	0.53%	0.47%	0.63%

Additional Information (4)
Straight Line Rental Revenue	$22,093	$6,285	$5,786	$4,623	$3,315	$20,009	$3,595	$3,434	$3,449	$10,478
Above and Below Market Rents Amortization	$8,047	$2,030	$1,973	$2,030	$1,948	$7,981	$1,834	$1,854	$1,907	$5,595
Second Generation Capital Expenditures	$35,054	$12,139	$13,259	$14,208	$14,608	$54,214	$7,904	$13,166	$13,968	$35,038

(1) See Office Leasing Activity on page 14 for additional detail and explanations.
(2) Same Property Information is derived from the pool of office properties, as defined, in the period originally reported. See Same Property Performance on page 13 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 25 for additional information.
(3) Cousins' share of development expenditures.
(4) See Non-GAAP Financial Measures - Calculations and Reconciliations.

Cousins Properties Incorporated	5	Q3 2016 Supplemental Information

KEY PERFORMANCE METRICS

(1) Total rentable square feet is based on the total portfolio.
(2) Office properties only.

Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties Incorporated	6	Q3 2016 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 YTD

Net Operating Income
Office	$206,551	$56,734	$59,269	$59,329	$59,878	$235,210	$57,894	$57,275	$59,873	$175,042
Other	9,122	1,319	1,505	1,487	1,711	6,022	1,619	1,733	1,748	5,100
Total Net Operating Income	215,673	58,053	60,774	60,816	61,589	241,232	59,513	59,008	61,621	180,142
Sales Less Cost of Sales	3,910	810	(324)	3,016	403	3,905	—	—	—	—
Fee Income	12,520	1,816	1,704	1,686	2,091	7,297	2,199	1,824	1,945	5,968
Other Income	5,401	407	238	845	961	2,451	1,121	280	287	1,688

Reimbursed Expenses	(3,652)	(1,111)	(717)	(686)	(916)	(3,430)	(870)	(798)	(795)	(2,463)
General and Administrative Expenses	(19,787)	(3,493)	(5,936)	(2,976)	(4,513)	(16,918)	(8,242)	(4,691)	(4,368)	(17,301)
Interest Expense	(36,474)	(9,498)	(9,696)	(9,518)	(9,466)	(38,178)	(9,421)	(9,360)	(9,748)	(28,529)
Other Expenses	(5,009)	(578)	(431)	(302)	(630)	(1,941)	(466)	(2,640)	(2,175)	(5,281)
Income Tax Benefit (Provision)	20	—	—	—	—	—	—	—	—	—
Depreciation and Amortization of Non-Real Estate Assets	(913)	(471)	(374)	(414)	(410)	(1,669)	(377)	(335)	(328)	(1,040)
Preferred Stock Dividends and Original Issuance Costs	(6,485)	—	—	—	—	—	—	—	—	—
FFO	$165,204	$45,935	$45,238	$52,467	$49,109	$192,749	$43,457	$43,288	$46,439	$133,184
Weighted Average Shares - Basic	204,216	216,568	216,630	216,261	213,872	215,827	210,904	210,129	210,170	210,400
Weighted Average Shares - Diluted	204,460	216,754	216,766	216,374	213,978	215,979	210,974	210,362	210,326	210,528
FFO per Share - Basic and Diluted	0.81	0.21	0.21	0.24	0.23	0.89	0.21	0.21	0.22	0.63

Cousins Properties Incorporated	7	Q3 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 YTD

Net Operating Income
Office Consolidated Properties
Greenway Plaza	$77,379	$18,403	$18,916	$19,544	$19,688	$76,551	$18,692	$18,990	$20,195	$57,877
Post Oak Central	23,437	6,675	6,516	6,495	6,973	26,659	6,626	6,135	6,213	18,974
Northpark Town Center	5,794	5,825	5,651	5,127	5,797	22,400	5,607	5,097	5,599	16,303
191 Peachtree Tower	17,009	4,082	4,060	4,173	4,706	17,021	4,516	4,306	4,445	13,267
Fifth Third Center	5,631	3,641	3,709	3,770	3,836	14,956	4,238	4,349	4,451	13,038
Promenade	11,435	3,542	3,581	3,623	3,239	13,985	3,740	3,419	3,839	10,998
The American Cancer Society Center	12,373	3,114	3,206	3,039	3,073	12,432	3,310	3,151	3,198	9,659
Colorado Tower	—	328	1,797	2,156	2,487	6,768	2,724	3,064	3,221	9,009
816 Congress Avenue	6,992	1,858	2,117	2,268	2,283	8,526	2,468	2,555	2,514	7,537
Meridian Mark Plaza	3,728	918	954	946	959	3,777	908	857	954	2,719
Research Park V	—	—	—	—	—	—	—	144	288	432
Other (1)	22,815	3,717	4,273	3,544	2,111	13,645	15	(5)	(57)	(47)
Subtotal - Office Consolidated	186,593	52,103	54,780	54,685	55,152	216,720	52,844	52,062	54,860	159,766

Office Unconsolidated Properties (2)
Terminus 100	7,555	1,922	1,754	1,780	1,812	7,268	1,872	1,978	1,899	5,749
Terminus 200	5,504	1,436	1,442	1,575	1,616	6,069	1,658	1,770	1,678	5,106
Emory University Hospital Midtown Medical Office Tower	3,960	987	996	992	999	3,974	987	1,000	975	2,962
Gateway Village (3)	1,208	302	302	302	302	1,208	536	451	460	1,447
Other (1)	(51)	(5)	(5)	(5)	(3)	(18)	(3)	14	1	12
Subtotal - Office Unconsolidated	18,176	4,642	4,489	4,644	4,726	18,501	5,050	5,213	5,013	15,276

Discontinued Operations	1,782	(11)	—	—	—	(11)	—	—	—	—

Total Office Net Operating Income	206,551	56,734	59,269	59,329	59,878	235,210	57,894	57,275	59,873	175,042

Other
Consolidated Properties (1)	1,383	(24)	10	—	205	191	23	(8)	1	16

Unconsolidated Properties (2)
Emory Point Apartments (Phase I)	4,647	1,071	1,244	1,213	1,171	4,699	1,185	1,250	1,014	3,449
Emory Point Retail (Phase I)	1,080	281	255	222	136	894	248	218	247	713
Emory Point Apartments (Phase II)	—	—	—	1	180	181	96	204	408	708
Emory Point Retail (Phase II)	—	—	—	56	24	80	72	75	84	231
Other (1)	1,993	(6)	(4)	(5)	(5)	(20)	(5)	(6)	(6)	(17)
Subtotal - Other	7,720	1,346	1,495	1,487	1,506	5,834	1,596	1,741	1,747	5,084

Discontinued Operations	19	(3)	—	—	—	(3)	—	—	—	—

Total Other Net Operating Income	9,122	1,319	1,505	1,487	1,711	6,022	1,619	1,733	1,748	5,100

Total Net Operating Income	215,673	58,053	60,774	60,816	61,589	241,232	59,513	59,008	61,621	180,142

Cousins Properties Incorporated	8	Q3 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 YTD

Sales Less Cost of Sales
Land Sales Less Cost of Sales - Consolidated	1,703	810	(566)	978	403	1,625	—	—	—	—
Land Sales Less Cost of Sales - Unconsolidated (2)	2,207	—	242	2,038	—	2,280	—	—	—	—
Total Sales Less Cost of Sales	3,910	810	(324)	3,016	403	3,905	—	—	—	—

Fee Income
Development Fees	7,265	308	461	531	478	1,778	608	486	549	1,643
Management Fees (4)	5,082	1,503	1,184	1,128	1,373	5,188	1,325	1,263	1,253	3,841
Leasing & Other Fees	173	5	59	27	240	331	266	75	143	484
Total Fee Income	12,520	1,816	1,704	1,686	2,091	7,297	2,199	1,824	1,945	5,968

Other Income
Termination Fees	4,573	193	28	499	547	1,267	186	102	—	288
Termination Fees - Discontinued Operations	2	—	—	—	—	—	—	—	—	—
Interest and Other Income	261	55	22	222	138	437	389	27	153	569
Interest and Other Income - Discontinued Operations	4	—	—	—	—	—	—	—	—	—
Other - Unconsolidated (2)	561	159	188	124	276	747	546	151	134	831
Total Other Income	5,401	407	238	845	961	2,451	1,121	280	287	1,688

Reimbursed Expenses	(3,652)	(1,111)	(717)	(686)	(916)	(3,430)	(870)	(798)	(795)	(2,463)

General and Administrative Expenses	(19,787)	(3,493)	(5,936)	(2,976)	(4,513)	(16,918)	(8,242)	(4,691)	(4,368)	(17,301)

Interest Expense
Consolidated Debt
The American Cancer Society Center	(8,710)	(2,131)	(2,147)	(2,164)	(2,157)	(8,599)	(2,126)	(2,119)	(2,134)	(6,379)
Post Oak Central	(8,127)	(2,010)	(2,001)	(1,992)	(1,983)	(7,986)	(1,974)	(1,965)	(1,956)	(5,895)
Promenade	(4,850)	(1,194)	(1,187)	(1,180)	(1,173)	(4,734)	(1,165)	(1,157)	(1,150)	(3,472)
Unsecured Credit Facility	(3,354)	(966)	(1,072)	(1,089)	(962)	(4,089)	(832)	(1,053)	(870)	(2,755)
191 Peachtree Tower	(3,444)	(861)	(861)	(861)	(861)	(3,444)	(861)	(860)	(856)	(2,577)
816 Congress Avenue	(709)	(817)	(818)	(817)	(817)	(3,269)	(817)	(817)	(817)	(2,451)
Fifth Third Center	—	—	—	—	—	—	—	—	(427)	(427)
Meridian Mark Plaza	(1,562)	(387)	(385)	(384)	(382)	(1,538)	(381)	(379)	(377)	(1,137)
Colorado Tower	—	—	—	—	—	—	—	—	(353)	(353)
The Points at Waterview	(872)	(213)	(211)	(209)	(8)	(641)	—	—	—	—
Other	(234)	—	—	—	—	—	—	—	—	—
Capitalized	2,752	902	813	1,023	839	3,577	742	1,016	1,230	2,988
Subtotal - Consolidated	(29,110)	(7,677)	(7,869)	(7,673)	(7,504)	(30,723)	(7,414)	(7,334)	(7,710)	(22,458)

Unconsolidated Debt (2)
Terminus 100	(3,494)	(865)	(861)	(857)	(853)	(3,436)	(848)	(844)	(840)	(2,532)
Terminus 200	(1,560)	(390)	(390)	(390)	(390)	(1,560)	(390)	(389)	(387)	(1,166)
Emory University Hospital Midtown Medical Office Tower	(1,336)	(334)	(334)	(333)	(332)	(1,333)	(330)	(329)	(327)	(986)
Emory Point	(974)	(232)	(242)	(265)	(387)	(1,126)	(439)	(464)	(484)	(1,387)
Other	—	—	—	—	—	—	—	—	—	—
Subtotal - Unconsolidated	(7,364)	(1,821)	(1,827)	(1,845)	(1,962)	(7,455)	(2,007)	(2,026)	(2,038)	(6,071)

Total Interest Expense	(36,474)	(9,498)	(9,696)	(9,518)	(9,466)	(38,178)	(9,421)	(9,360)	(9,748)	(28,529)

Cousins Properties Incorporated	9	Q3 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 YTD

Other Expenses
Noncontrolling Interests	(424)	—	—	—	(111)	(111)	—	—	—	—
Property Taxes and Other Holding Costs	(1,223)	(287)	(242)	(141)	(158)	(828)	(89)	(98)	(95)	(282)
Predevelopment & Other	(2,047)	(106)	(187)	(147)	(82)	(522)	(108)	(118)	(140)	(366)
Severance	(185)	(102)	—	5	(84)	(181)	(250)	—	—	(250)
Acquisition Costs	(1,130)	(83)	(2)	(19)	(195)	(299)	—	—	—	—
Merger Costs	—	—	—	—	—	—	(19)	(2,424)	(1,940)	(4,383)
Total Other Expenses	(5,009)	(578)	(431)	(302)	(630)	(1,941)	(466)	(2,640)	(2,175)	(5,281)

Income Tax Provision (Benefit)	20	—	—	—	—	—	—	—	—	—

Depreciation and Amortization of Non-Real Estate Assets
Consolidated	(867)	(423)	(374)	(414)	(410)	(1,621)	(377)	(335)	(328)	(1,040)
Unconsolidated	(46)	(48)	—	—	—	(48)	—	—	—	—
Total Non-Real Estate Depreciation and Amortization	(913)	(471)	(374)	(414)	(410)	(1,669)	(377)	(335)	(328)	(1,040)

Preferred Stock Dividends and Original Issuance Costs	(6,485)	—	—	—	—	—	—	—	—	—

FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	46,439	133,184
Weighted Average Shares - Basic	204,216	216,568	216,630	216,261	213,872	215,827	210,904	210,129	210,170	210,400
Weighted Average Shares - Diluted	204,460	216,754	216,766	216,374	213,978	215,979	210,974	210,362	210,326	210,528
FFO per Share - Basic and Diluted	0.81	0.21	0.21	0.24	0.23	0.89	0.21	0.21	0.22	0.63

Note: Amounts may differ slightly from other schedules contained herein due to rounding.
(1) Represents NOI for properties sold prior to September 30, 2016.
(2) Unconsolidated amounts include amounts recorded in unconsolidated joint ventures for the respective category multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes including these amounts in the categories indicated is meaningful to investors and analysts.

(3) The Company receives an 11.46% current return on its $11.1 million investment in Gateway Village and, when certain other revenue criteria are met, receives additional returns. The Company recognizes these amount as NOI from this venture. After December 1, 2016, net income and cash flows will be allocated 50% to each joint venture member.

(4) Management Fees include reimbursement of expenses that are included in the "Reimbursed Expenses" line item.

Cousins Properties Incorporated	10	Q3 2016 Supplemental Information

PORTFOLIO STATISTICS

	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 3Q16	End of Period Leased 2Q16	Weighted Average Occupancy 3Q16	Weighted Average Occupancy 2Q16	% of Total Net Operating Income (1)	Property Level Debt ($000) (2)
	Office
	Greenway Plaza (3)	Houston	4,348,000	Consolidated	100%	89.9%	88.9%	88.7%	88.2%	33%	$—
	Post Oak Central (3)	Houston	1,280,000	Consolidated	100%	92.6%	92.8%	93.2%	93.2%	10%	179,170
	Colorado Tower	Austin	373,000	Consolidated	100%	100.0%	100.0%	99.2%	98.8%	5%	120,000
	816 Congress	Austin	435,000	Consolidated	100%	94.6%	94.6%	91.3%	93.4%	4%	85,000
	Research Park V	Austin	173,000	Consolidated	100%	97.1%	57.6%	33.5%	19.9%	—%	—
	Texas		6,609,000							52%	384,170

	Northpark Town Center (3)	Atlanta	1,528,000	Consolidated	100%	87.8%	85.8%	84.7%	84.2%	9%	—
	191 Peachtree Tower (4)	Atlanta	1,225,000	Consolidated	100%	92.5%	92.5%	89.6%	88.2%	7%	99,188
	Promenade	Atlanta	777,000	Consolidated	100%	94.6%	93.7%	90.0%	89.9%	6%	106,068
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	87.3%	87.3%	83.4%	83.4%	5%	127,989
	Terminus 100	Atlanta	660,000	Unconsolidated	50%	90.6%	90.6%	89.6%	92.1%	3%	63,656
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	91.9%	91.3%	91.3%	91.3%	3%	40,629
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	100.0%	100.0%	99.4%	93.3%	2%	24,639
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	96.2%	96.4%	96.3%	96.4%	2%	36,594
	Georgia		6,270,000							37%	498,763

	Fifth Third Center	Charlotte	698,000	Consolidated	100%	96.7%	96.3%	91.1%	90.2%	7%	150,000
	Gateway Village	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	1%	1,633
	North Carolina		1,763,000							8%	151,633
	Total Office Properties		14,642,000							97%	$1,034,566
	Other
	Emory Point Apartments (Phase I) (5)	Atlanta	404,000	Unconsolidated	75%	96.2%	88.0%	92.0%	89.4%	2%	36,123
	Emory Point Retail (Phase I)	Atlanta	80,000	Unconsolidated	75%	84.3%	84.7%	84.7%	84.7%	—%	7,399
	Emory Point Apartments (Phase II) (5)	Atlanta	257,000	Unconsolidated	75%	87.0%	75.9%	79.0%	59.5%	1%	28,519
	Emory Point Retail (Phase II)	Atlanta	45,000	Unconsolidated	75%	78.8%	75.7%	69.1%	68.3%	—%	5,033
	Total Other		786,000							3%	$77,074
	Total Portfolio		15,428,000							100%	$1,111,640

(1)	Net Operating Income represents the Company's share of rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended September 30, 2016.
(2)	Property level debt represents the Company's share of total debt as of September 30, 2016.
(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	On October 25, 2016, the Company sold 191 Peachtree Tower.
(5)	Phase I consists of 443 units and Phase II consists of 307 units.

Cousins Properties Incorporated	11	Q3 2016 Supplemental Information

PORTFOLIO STATISTICS

Cousins Properties Incorporated	12	Q3 2016 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	Net Operating Income ($ in thousands)
	Three Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	3Q16 vs. 3Q15 % Change	3Q16 vs. 2Q16% Change
Property Revenues (2)	$79,141	$77,637	$76,561	1.9%	3.4%
Property Operating Expenses (2)	33,233	33,315	32,400	(0.2)%	2.6%
Property Net Operating Income	$45,908	$44,322	$44,161	3.6%	4.0%

Cash Basis Property Revenues (3)	$75,524	$73,831	$73,368	2.3%	2.9%
Cash Basis Property Operating Expenses (4)	33,248	33,313	32,415	(0.2)%	2.6%
Cash Basis Property Net Operating Income	$42,276	$40,518	$40,953	4.3%	3.2%

End of Period Leased	91.2%	91.5%	90.7%
Weighted Average Occupancy	89.5%	89.7%	89.2%

	Nine Months Ended
	September 30, 2016	September 30, 2015	% Change
Property Revenues (2)	$231,078	$227,781	1.4%
Property Operating Expenses (2)	96,231	96,981	(0.8)%
Property Net Operating Income	$134,847	$130,800	3.1%

Cash Basis Property Revenues (3)	$221,117	$215,253	2.7%
Cash Basis Property Operating Expenses (4)	96,272	97,012	(0.8)%
Cash Basis Property Net Operating Income	$124,845	$118,241	5.6%

(1)
Same Properties include those office properties that were operational and stabilized on January 1, 2015, excluding properties subsequently sold. See Non-GAAP Financial Measures - Calculation and Reconciliations. Properties included in this reporting period are as follows:

	Greenway Plaza	The American Cancer Society Center	Promenade
	Post Oak Central	Terminus 100	Meridian Mark Plaza
	191 Peachtree Tower	Terminus 200	Emory University Hospital Midtown Medical Office Tower
816 Congress
(2)
Property Revenues and Expenses include results for the Company and its share of unconsolidated joint ventures. Net operating income for unconsolidated joint ventures is calculated as property revenue less property expenses at the joint ventures multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts with consolidated net operating income is meaningful to investors and analysts.

(3)
Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(4)
Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	13	Q3 2016 Supplemental Information

OFFICE LEASING ACTIVITY(1)

	Three Months Ended September 30, 2016				Nine Months Ended September 30, 2016
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased (square feet)				1,017,442				1,728,712
Less: Leases one year or less, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(46,735)				(135,560)
Net leased (square feet)	682,381	238,151	50,175	970,707	958,879	518,137	116,136	1,593,152
Number of transactions	17	27	8	52	43	60	18	121
Lease term (years) (2)	14.2	7.2	6.4	12.1	12.6	6.6	6.4	10.2

Net rent (per square foot) (2)(3)(4)	$23.27	$23.14	$25.95	$23.51	$23.50	$22.94	$23.46	$23.22
Total leasing costs (per square foot) (2)(3)(5)	(8.12)	(4.76)	(7.54)	(6.18)	(8.04)	(5.12)	(7.60)	(6.55)
Net effective rent (per square foot) (2)(3)	$15.15	$18.38	$18.41	$17.33	$15.46	$17.82	$15.86	$16.67

Second generation leased square feet (2)(6)				243,680				643,376
Increase in second generation net rent (2)(4)(6)				27.9%				21.6%
Increase in cash basis second generation net rent (2)(6)(7)				9.1%				5.4%

(1) Excludes apartment and retail leasing at our mixed-use projects.
(2) Weighted average.
(3) Excludes NCR Phase II lease of 260,000 square feet and Dimensional Fund Advisors lease of 282,000 square feet due to final financial terms not being determined until construction completion. The Company previously disclosed the Dimensional Fund Advisors lease in a press release on March 30, 2016. The size of the lease increased and has now been finalized. This lease was previously not included in the Company's Office Leasing Activity.

(4) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(5) Includes tenant improvements, external leasing commissions, and free rent.
(6) Excludes leases executed for spaces that were vacant upon acquisition, new leases in development properties, and leases for spaces that have been vacant for one year or more.
(7) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

Cousins Properties Incorporated	14	Q3 2016 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year

Year of Expiration	Square Feet Expiring (1)	% of Leased Space	Annual Contractual Rents ($000's) (1)(2)	% of Total Annual Contractual Rents	Annual Contractual Rent/Sq. Ft. (2)

2016	181,749	1.5%	$2,943	1.0%	$16.19
2017	604,837	5.0%	13,446	4.5%	22.23
2018	608,755	5.0%	14,082	4.7%	23.13
2019	1,507,231	12.3%	33,683	11.3%	22.35
2020	769,379	6.3%	17,969	6.0%	23.36
2021	1,283,092	10.5%	32,002	10.7%	24.94
2022	1,543,773	12.6%	37,602	12.6%	24.36
2023	1,587,523	13.0%	36,499	12.2%	22.99
2024	889,751	7.3%	24,783	8.3%	27.85
2025 &Thereafter	3,242,887	26.5%	85,442	28.7%	26.35

Total	12,218,977	100.0%	$298,451	100.0%	$24.43

Lease Expirations Greater than 100,000 Square Feet Through Year End 2019

Expiration Date	Tenant	Market	Building	Square Feet Expiring (1)
January 2019	National Union Fire Insurance Company	Atlanta	Northpark Town Center	105,362
September 2019	Stewart Information Services	Houston	Post Oak Central	182,915
December 2019	Apache Corporation	Houston	Post Oak Central	524,342

(1) Company's share.
(2) Annual Contractual Rent shown is the rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which may or may not include a base year of operating expenses depending upon the terms of the lease.

Cousins Properties Incorporated	15	Q3 2016 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year
Square Feet
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
181,749
604,837
608,755
1,507,231
769,379
1,283,092
1,543,773
1,587,523
889,751
3,242,887
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025 & Thereafter

Note: Company's share

Cousins Properties Incorporated	16	Q3 2016 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Company's Share of Square Footage	Company's Share of Annualized Base Rent	Percentage of Total Company's Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (3)
1	Occidental Oil & Gas Corp.	961,491	$18,578,926	8%	10
2	Apache Corporation	524,342	9,335,895	4%	3
3	Invesco Management Group, Inc.	400,332	6,792,682	3%	7
4	Bank of America (4)	829,923	6,005,290	2%	6
5	McGuireWoods LLP	198,648	5,743,205	2%	9
6	Deloitte, LLP	259,998	5,556,157	2%	8
7	Transocean Offshore Deepwater	255,413	5,096,491	2%	6
8	Smith, Gambrell & Russell, LLP	159,136	4,863,347	2%	5
9	American Cancer Society, Inc.	275,160	4,830,511	2%	4
10	Parsley Energy, L.P.	135,107	4,016,731	2%	8
11	US South Communications	196,223	3,895,888	2%	5
12	CO Space Properties, LLC	120,298	3,610,496	2%	4
13	Stewart Information Services Corporation	189,474	3,375,634	1%	3
14	Direct Energy	201,554	3,259,583	1%	7
15	National Union Fire Insurance Company	106,472	2,983,164	1%	2
16	Gulf South Pipeline Company LP	98,616	2,366,784	1%	8
17	Emory University	90,093	2,254,945	1%	10
18	GDF SUEZ Energy North America	134,602	2,158,312	1%	4
19	Thompson, Ventulett, Stainback & Assoc	67,418	2,157,376	1%	8
20	Veritiv Corporation	68,315	2,110,934	1%	10
	Total Top 20	5,272,615	$98,992,351	41%	6

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent which may or may not include a base year of operating expenses depending upon the terms of the lease.

(3)	Weighted average.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.
Note:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

Cousins Properties Incorporated	17	Q3 2016 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

Percentage of Total Revenues (1)

Financial 16.7%
Legal 12.0%
Technology 9.5%
Health Care 7.1%
Insurance 4.5%
Professional Services 6.6%
Real Estate 3.3%
Construction/Design 3.4%
Other 2.8%
Consumer Goods & Services 5.5%
Marketing/Media/Creative 2.0%
Transportation 0.8%
Government 1.5%
Non Profit 0.7%
Energy 23.6%

(1) Based on total portfolio holdings.

Cousins Properties Incorporated	18	Q3 2016 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Acquisitions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands)

2014
Fifth Third Center	Office	Charlotte	100.0%	3Q	698,000	$215,000
Northpark Town Center	Office	Atlanta	100.0%	4Q	1,528,000	348,000

2013
Post Oak Central	Office	Houston	100.0%	1Q	1,280,000	230,900
Terminus 200	Office	Atlanta	50.0%	1Q	566,000	164,000
816 Congress	Office	Austin	100.0%	2Q	435,000	102,400
Greenway Plaza	Office	Houston	100.0%	3Q	4,348,000	950,000
777 Main	Office	Fort Worth	100.0%	3Q	980,000	160,000

2012
2100 Ross	Office	Dallas	100.0%	3Q	844,000	59,200

					10,679,000	$2,229,500

Completed Property Developments

Project	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Total Project Cost ($ in thousands)

2015
Colorado Tower	Office	Austin	100.0%	1Q	373,000	$126,100
Emory Point - Phase II	Mixed	Atlanta	75.0%	3Q	302,000	75,400
Research Park V	Office	Austin	100.0%	4Q	173,000	45,000

2013
Emory Point - Phase I	Mixed	Atlanta	75.0%	4Q	484,000	102,300

2012
Mahan Village	Retail	Tallahassee	50.5%	4Q	147,000	25,800

					1,479,000	$374,600

Cousins Properties Incorporated	19	Q3 2016 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Dispositions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2016
100 North Point Center East	Office	Atlanta	100.0%	1Q	129,000	$22,000

2015
2100 Ross	Office	Dallas	100.0%	3Q	844,000	131,000
200, 333, and 555 North Point Center East	Office	Atlanta	100.0%	4Q	411,000	70,300
The Points at Waterview	Office	Dallas	100.0%	4Q	203,000	26,800

2014
600 University Park Place	Office	Birmingham	100.0%	1Q	123,000	19,700
Lakeshore Park Plaza	Office	Birmingham	100.0%	3Q	197,000	25,000
Mahan Village	Retail	Florida	50.5%	4Q	147,000	29,500
Cousins Watkins LLC	Retail	Other	50.5%	4Q	339,000	79,500
777 Main	Office	Fort Worth	100.0%	4Q	980,000	167,000

2013
Terminus 100	Office	Atlanta	100.0%	1Q	656,000	209,200
Tiffany Springs MarketCenter	Retail	Kansas City	88.5%	3Q	238,000	53,500
The Avenue Murfreesboro	Retail	Nashville	50.0%	3Q	752,000	164,000
CP Venture Two LLC	Retail	Other	10.3%	3Q	934,000	226,100
CP Venture Five LLC	Retail	Other	11.5%	3Q	1,179,000	296,200
Inhibitex	Office	Atlanta	100.0%	4Q	51,000	8,300

2012
The Avenue Collierville	Retail	Memphis	100.0%	2Q	511,000	55,000
Galleria 75	Office	Atlanta	100.0%	2Q	111,000	9,200
Ten Peachtree Place	Office	Atlanta	50.0%	2Q	260,000	45,300
The Avenue Webb Gin	Retail	Atlanta	100.0%	4Q	322,000	59,600
The Avenue Forsyth	Retail	Atlanta	88.5%	4Q	524,000	119,000
Cosmopolitan Center	Office	Atlanta	100.0%	4Q	51,000	7,000
Palisades West	Office	Austin	50.0%	4Q	373,000	64,800
Presbyterian Medical Plaza	Office	Charlotte	11.5%	4Q	69,000	4,500

					9,404,000	$1,892,500

Cousins Properties Incorporated	20	Q3 2016 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Square Feet /Apartment Units	Estimated Project Cost (2) ($ in thousands)	Project Cost Incurred to Date (2) ($ in thousands)	Percent Leased	Initial Occupancy (3)	Estimated Stabilization (4)

Carolina Square	Mixed	Chapel Hill, NC	50%	2Q15		$123,000	$51,449
Office					158,000			65%	3Q17	3Q18
Retail					44,000			61%	3Q17	3Q18
Apartments					246			—%	3Q17	3Q18

864 Spring Street (NCR Phase I)	Office	Atlanta, GA	100%	3Q15	494,000	213,000	72,392	100%	1Q18	1Q18

8000 Avalon	Office	Atlanta, GA	90%	1Q16	224,000	73,000	25,760	19%	2Q17	2Q18

858 Spring Street (NCR Phase II)	Office	Atlanta, GA	100%	4Q16	260,000	119,000	13,616	100%	4Q18	4Q18

Dimensional Place	Office	Charlotte, NC	50%	4Q16	282,000	94,000	15,168	100%	4Q18	4Q18

Total						$622,000	$178,385

(1)
This schedule shows projects currently under active development and/or projects with a contractual obligation through the substantial completion of construction. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs, and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.

(2)
Amount represents 100% of the estimated project cost. Carolina Square is expected to be funded with a combination of equity from the partners and up to $79.8 million from a construction loan, which has $9.3 million outstanding as of September 30, 2016.

(3)	Represents the quarter which the Company estimates the first tenant occupies space.
(4)	Stabilization represents the earlier of the quarter in which the Company estimates it will achieve 90% economic occupancy or one year from initial occupancy.

Cousins Properties Incorporated	21	Q3 2016 Supplemental Information

LAND INVENTORY

	Metropolitan Area	Company's Ownership Interest	Total Developable Land (Acres)	Company's Share
Commercial

North Point	Atlanta	100.0%	32
Wildwood Office Park	Atlanta	50.0%	22
The Avenue Forsyth-Adjacent Land	Atlanta	100.0%	10
120 West Trinity	Atlanta	20.0%	5
Georgia			69

Victory Center	Dallas	75.0%	3
Texas			3

Commercial Land Held (Acres)			72	56
Cost Basis of Commercial Land Held			$37,817	$12,478

Residential (1)

Paulding County	Atlanta	50.0%	478
Callaway Gardens (2)	Atlanta	100.0%	217
Georgia			695

Padre Island	Corpus Christi	50.0%	15
Texas			15

Residential Land Held (Acres)			710	464
Cost Basis of Residential Land Held			$11,834	$8,297

Grand Total Land Held (Acres)			782	520
Grand Total Cost Basis of Land Held			$49,651	$20,775

(1)	Residential represents land that may be sold to third parties as lots or in large tracts for residential development.
(2)	Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company.

Cousins Properties Incorporated	22	Q3 2016 Supplemental Information

DEBT SCHEDULE

				Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2016	2017	2018	2019	2020	Thereafter	Total Principal	Deferred Loan Costs (1)	Total	Company's Share Recourse (2)
Consolidated Debt

Floating Rate Debt
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%; $500mm facility)(3)	100.0%	1.63%	5/28/19	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Floating Rate Debt				—	—	—	—	—	—	—	—	—	—

Fixed Rate Debt
The American Cancer Society Center (4)	100.0%	6.45%	9/1/17	481	127,508	—	—	—	—	127,989	(79)	127,910	—
191 Peachtree Tower	100.0%	3.35%	10/1/18	493	2,013	96,682	—	—	—	99,188	(188)	99,000	—
Meridian Mark Plaza	100.0%	6.00%	8/1/20	117	484	514	546	22,978	—	24,639	(102)	24,537	—
Post Oak Central (5)	100.0%	4.26%	10/1/20	885	3,636	3,794	3,959	166,896	—	179,170	(699)	178,471	—
Promenade	100.0%	4.27%	10/1/22	727	2,986	3,116	3,252	3,394	92,593	106,068	(353)	105,715	—
816 Congress	100.0%	3.75%	11/1/24	128	1,568	1,628	1,690	1,754	78,232	85,000	(665)	84,335	—
Colorado Tower	100.00%	3.45%	9/1/26	—	—	573	2,343	2,425	114,659	120,000	(955)	119,045	—
Fifth Third Center	100.00%	3.37%	10/1/26	484	2,959	3,061	3,166	3,274	137,056	150,000	(635)	149,365	—
Total Fixed Rate Debt				3,315	141,154	109,368	14,956	200,721	422,540	892,054	(3,676)	888,378	—

Total Consolidated Debt				3,315	141,154	109,368	14,956	200,721	422,540	892,054	(3,676)	888,378	—

Unconsolidated Debt (6)

Floating Rate Debt
Emory Point I (LIBOR + 1.75%) (7)	75.0%	2.28%	4/9/17	—	43,522	—	—	—	—	43,522	(12)	43,510	—
Emory Point II (LIBOR + 1.85%, $46mm facility) (7)	75.0%	2.38%	4/9/17	—	33,552	—	—	—	—	33,552	—	33,552	3,355
Carolina Square (LIBOR + 1.90%, $79.755mm facility)	50.0%	2.43%	5/1/18	—	—	4,644	—	—	—	4,644	—	4,644	1,161
Total Floating Rate Debt				—	77,074	4,644	—	—	—	81,718	(12)	81,706	4,516

Fixed Rate Debt
Gateway Village (8)	50.0%	6.41%	12/1/16	1,633	—	—	—	—	—	1,633	—	1,633	—
Terminus 100	50.0%	5.25%	1/1/23	326	1,346	1,418	1,494	1,575	57,498	63,656	(80)	63,576	—
Terminus 200	50.0%	3.79%	1/1/23	188	770	800	831	863	37,177	40,629	(35)	40,594	—
Emory University Hospital Midtown Medical Office Tower	50.0%	3.50%	6/1/23	185	758	785	813	842	33,211	36,594	(159)	36,435	—
Total Fixed Rate Debt				2,332	2,874	3,003	3,138	3,280	127,886	142,512	(274)	142,238	—

Total Unconsolidated Debt				2,332	79,948	7,647	3,138	3,280	127,886	224,230	(286)	223,944	4,516

Total Debt				$5,647	$221,102	$117,015	$18,094	$204,001	$550,426	$1,116,284	$(3,962)	$1,112,322	$4,516

Total Maturities (9)				$—	$204,582	$101,326	$—	$189,874	$502,614	$998,396
% of Maturities				—%	21%	10%	—%	19%	50%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$81,718	7%	2.33%	0.4
Fixed Rate Debt	1,034,566	93%	4.24%	6.1
Total Debt	$1,116,284	100%	4.10%	5.7
(1) A new accounting standard was adopted in the first quarter of 2016 that requires deferred loan costs of mortgage debt to be recorded as a reduction from notes payable on the balance sheet. This standard does not apply to revolving credit facilities and such costs related to credit facilities continue to be recorded in other assets on the balance sheet.
(2) Non-recourse loans are subject to customary carve-outs.
(3) The spread over LIBOR at September 30, 2016 was 1.10%.
(4) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5) In connection with the Spin-Off, the Company distributed the Post Oak Central loan to Parkway, Inc. on October 7, 2016.
(6) Unconsolidated debt represents debt at the unconsolidated joint ventures indicated multiplied by the Company's ownership interest. The Company does not control the operations of these joint ventures, but believes that presenting the Company's share of unconsolidated joint venture debt is meaningful to investors and analysts.
(7) The Emory Point I and Emory Point II loans each have a six month extension option followed by a one year extension option, if certain conditions are met.
(8) Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(9) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

Cousins Properties Incorporated	23	Q3 2016 Supplemental Information

DEBT SCHEDULE

Debt Maturity Schedule
600,000
500,000
400,000
300,000
200,000
100,000
0
$ (in thousands)
0
204,582
101,326
0
189,874
502,614
2016
2017
2018
2019
2020
Thereafter
Consolidated
Unconsolidated

Cousins Properties Incorporated	24	Q3 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 YTD

Net Operating Income

Office Consolidated Properties	186,593	52,103	54,780	54,685	55,152	216,720	52,844	52,062	54,860	159,766
Other Consolidated Properties	1,385	(24)	10	—	205	191	23	(8)	1	16
Net Operating Income - Consolidated	187,978	52,079	54,790	54,685	55,357	216,911	52,867	52,054	54,861	159,782

Rental Property Revenues	343,910	90,033	96,177	96,016	90,842	373,068	88,476	90,735	92,621	271,832
Rental Property Operating Expenses	(155,934)	(37,954)	(41,387)	(41,331)	(35,485)	(156,157)	(35,609)	(38,681)	(37,760)	(112,050)
Net Operating Income - Consolidated	187,976	52,079	54,790	54,685	55,357	216,911	52,867	52,054	54,861	159,782

Income from Discontinued Operations
Rental Property Revenues	2,927	4	—	—	—	4	—	—	—	—
Rental Property Operating Expenses	(1,128)	(18)	—	—	—	(18)	—	—	—	—
Net Operating Income	1,799	(14)	—	—	—	(14)	—	—	—	—

Termination Fees	2	—	—	—	—	—	—	—	—	—
Interest and Other Income (Expense)	3	—	(6)	6	(21)	(21)	—	—	—	—
FFO from Discontinued Operations	1,804	(14)	(6)	6	(21)	(35)	—	—	—	—

Third Party Management and Leasing Revenues	—	—	—	—	—	—	—	—	—	—
Third Party Management and Leasing Expenses	(2)	—	—	—	—	—	—	—	—	—
FFO from Third Party Management and Leasing	(2)	—	—	—	—	—	—	—	—	—

FFO from Discontinued Operations	1,802	(14)	(6)	6	(21)	(35)	—	—	—	—

Depreciation and Amortization of Real Estate	—	—	—	—	—	—	—	—	—	—
Income from Discontinued Operations	1,802	(14)	(6)	6	(21)	(35)	—	—	—	—

FFO and EBITDA
Net income	45,519	7,203	7,951	53,620	56,744	125,518	22,796	7,765	11,657	42,218
Depreciation and amortization of real estate assets:
Consolidated properties	139,151	35,724	34,505	32,123	31,442	133,796	31,592	32,046	31,514	95,152
Share of unconsolidated joint ventures	11,915	2,743	2,772	2,891	3,239	11,645	3,259	3,231	3,268	9,758
(Gain) loss on sale of depreciated properties:
Consolidated properties	(30,188)	(286)	10	(36,167)	(42,316)	(78,210)	(14,190)	246	—	(13,944)
Discontinued properties	(1,767)	551	—	—	—	—	—	—	—	—
Non-controlling interest related to the sale of depreciated properties	574	—	—	—	—	—	—	—	—	—
FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	46,439	133,184
Interest Expense	36,474	9,498	9,696	9,518	9,466	38,178	9,421	9,359	9,748	28,528
Non-Real Estate Depreciation and Amortization	913	423	374	414	410	1,621	377	335	328	1,040
Income Tax Provision (Benefit)	(20)	—	—	—	—	—	—	—	—	—
Gain on Sale of Third Party Management & Leasing Business	3	—	—	—	—	—	—	—	—	—
Acquisition and Merger Costs	1,130	83	2	19	195	299	19	2,424	1,940	4,383
Preferred Stock Dividends and Original Issuance Costs	6,485	—	—	—	—	—	—	—	—	—
EBITDA (2)	210,189	55,939	55,310	62,418	59,180	232,847	53,274	55,406	58,455	167,135

Cousins Properties Incorporated	25	Q3 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 YTD

Income (Loss) from Unconsolidated Joint Ventures
Net Operating Income
Office Properties	18,176	4,642	4,489	4,644	4,726	18,501	5,049	5,213	5,013	15,275
Other Properties	7,720	1,346	1,495	1,487	1,506	5,834	1,597	1,741	1,747	5,085
Net Operating Income	25,896	5,988	5,984	6,131	6,232	24,335	6,646	6,954	6,760	20,360
Sales Less Cost of Sales	2,207	—	242	2,038	—	2,280	—	—	—	—
Termination Fees	185	120	28	271	—	419	—	—	—	—
Interest Expense	(7,364)	(1,822)	(1,827)	(1,845)	(1,961)	(7,455)	(2,007)	(2,026)	(2,038)	(6,071)
Other Income/(Expense)	536	68	106	12	182	368	454	87	72	613
Depreciation and Amortization of Non-Real Estate Assets	(46)	—	—	—	—	—	—	—	—	—
Funds from Operations - Unconsolidated Joint Ventures	21,414	4,354	4,533	6,607	4,453	19,947	5,093	5,015	4,794	14,902
Gain on Sale of Depreciated Investment Properties, net	1,767	—	—	—	—	—	—	—	—	—
Depreciation and Amortization of Real Estate	(11,913)	(2,743)	(2,772)	(2,891)	(3,239)	(11,645)	(3,259)	(3,231)	(3,268)	(9,758)
Net Income from Unconsolidated Joint Ventures	11,268	1,611	1,761	3,716	1,214	8,302	1,834	1,784	1,526	5,144

Market Capitalization
Common Stock price at Period End	11.42	10.60	10.38	9.22	9.43	9.43	10.38	10.40	10.44	10.44
Number of Common Shares Outstanding at Period End	216,513	216,470	216,686	214,671	211,513	211,513	210,107	210,171	210,170	210,170
Common Stock Capitalization	2,472,578	2,294,582	2,249,201	1,979,267	1,994,568	1,994,568	2,180,911	2,185,778	2,194,175	2,194,175

Preferred Stock Series B Price at Liquidation Value	—	—	—	—	—	—	—	—	—	—
Preferred Stock at Liquidation Value	—	—	—	—	—	—	—	—	—	—

Debt	792,344	847,948	849,772	779,570	721,293	721,293	767,811	777,485	888,378	888,378
Share of Unconsolidated Debt	215,158	219,428	225,241	227,194	225,724	225,724	224,430	222,514	223,944	223,944
Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,112,322

Total Market Capitalization	3,480,080	3,361,958	3,324,214	2,986,031	2,941,585	2,941,585	3,173,152	3,185,777	3,306,497	3,306,497

Credit Ratios
Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,112,322
Total Market Capitalization	3,480,080	3,361,958	3,324,214	2,986,031	2,941,585	2,941,585	3,173,152	3,185,777	3,306,497	3,306,497
Debt (2) / Total Market Capitalization	29.0%	31.7%	32.3%	33.7%	32.2%	32.2%	31.3%	31.4%	33.6%	33.6%

Total Assets - Consolidated	2,667,330	2,684,661	2,685,466	2,635,397	2,597,803	2,597,803	2,610,408	2,622,995	2,760,734	2,760,734
Accumulated Depreciation - Consolidated	400,593	435,939	470,360	542,084	463,008	463,008	486,747	519,075	539,719	539,719
Undepreciated Assets - Unconsolidated (2)	450,535	454,835	466,438	482,606	486,941	486,941	460,516	504,408	507,611	507,611
Less: Investment in Unconsolidated Joint Ventures	(100,498)	(100,821)	(103,665)	(103,470)	(102,577)	(102,577)	(110,138)	(114,455)	(116,933)	(116,933)
Total Undepreciated Assets (2)	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175	3,447,533	3,532,023	3,691,131	3,691,131
Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,112,322
Undepreciated Assets (2)	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175	3,447,533	3,532,023	3,691,131	3,691,131
Debt (2) / Total Undepreciated Assets (2)	29.5%	30.7%	30.6%	28.3%	27.5%	27.5%	28.8%	28.3%	30.1%	30.1%

Cousins Properties Incorporated	26	Q3 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 3rd	2016 YTD

Coverage Ratios (2)
Interest Expense	36,474	9,498	9,696	9,518	9,466	38,178	9,421	9,359	9,748	28,528
Scheduled Principal Payments	9,836	2,493	2,477	2,507	2,415	9,892	2,444	3,143	3,344	8,931
Preferred Stock Dividends	2,955	—	—	—	—	—	—	—	—	—
Fixed Charges	49,265	11,991	12,173	12,025	11,881	48,070	11,865	12,502	13,092	37,459
EBITDA	210,189	55,939	55,310	62,418	59,180	232,847	53,274	55,406	58,455	167,135
Fixed Charges Coverage Ratio (2)	4.27	4.67	4.54	5.19	4.98	4.84	4.49	4.43	4.46	4.46

Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	1,112,322	1,112,322
Annualized EBITDA (3)	248,556	223,756	221,240	250,260	236,720	236,720	213,096	221,624	233,820	233,820
Debt (2) / Annualized EBITDA (3)	4.05	4.77	4.86	4.02	4.00	4.00	4.66	4.51	4.76	4.76

Dividend Information
Cash Common Dividends	61,563	17,349	17,328	17,334	17,185	69,196	16,918	16,810	16,821	50,549
FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	46,439	133,184
FFO Payout Ratio	37.3%	37.8%	38.3%	33.0%	35.0%	35.9%	38.9%	38.8%	36.2%	38.0%

FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	46,439	133,184
Straight Line Rental Revenue	(22,093)	(6,285)	(5,786)	(4,623)	(3,315)	(20,009)	(3,595)	(3,434)	(3,449)	(10,478)
Above and Below Market Rents	(8,047)	(2,030)	(1,973)	(2,030)	(1,948)	(7,981)	(1,834)	(1,854)	(1,907)	(5,595)
Second Generation CAPEX	(35,054)	(12,139)	(13,259)	(14,208)	(14,608)	(54,214)	(7,904)	(13,166)	(13,968)	(35,038)
Deferred Income - Tenant Improvements	—	—	—	—	(48)	(48)	(280)	(488)	(564)	(1,332)
FAD (2)	100,010	25,481	24,220	31,606	29,190	110,497	29,844	24,346	26,551	80,741
Common Dividends	61,563	17,349	17,328	17,334	17,185	69,196	16,918	16,810	16,821	50,549
FAD Payout Ratio (2)	61.6%	68.1%	71.5%	54.8%	58.9%	62.6%	56.7%	69.0%	63.4%	62.6%

Operations Ratios
Total Undepreciated Assets (2)	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175	3,447,533	3,532,023	3,691,131	3,691,131
General and Administrative Expenses	19,787	3,595	5,936	2,971	4,597	17,099	8,492	4,691	4,368	17,551
Annualized General and Administrative Expenses (4) / Total Undepreciated Assets	0.58%	0.41%	0.67%	0.33%	0.53%	0.50%	0.99%	0.53%	0.47%	0.63%

2nd Generation TI & Leasing Costs & Building CAPEX
Second Generation Leasing Related Costs	31,187	11,632	12,294	10,941	11,954	46,821	4,867	10,356	7,992	23,215
Second Generation Building Improvements	3,867	507	965	3,267	2,654	7,393	3,037	2,810	5,976	11,823
	35,054	12,139	13,259	14,208	14,608	54,214	7,904	13,166	13,968	35,038

Cousins Properties Incorporated	27	Q3 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

(in thousands)	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Rental Property Revenues
Same Property	$79,141	$77,637	$76,561	$231,078	$227,781
Non-Same Property	24,005	28,119	24,421	71,790	82,203
	$103,146	$105,756	$100,982	$302,868	$309,984

Rental Property Operating Expenses
Same Property	$33,233	$33,315	$32,400	$96,231	$96,981
Non-Same Property	8,292	11,625	9,574	26,495	33,360
	$41,525	$44,940	$41,974	$122,726	$130,341

Rental Property Revenues
Consolidated Properties	$92,621	$96,016	$90,735	$271,832	$282,226
Discontinued Operations	—	—	—	—	4
Share of Unconsolidated Joint Ventures	10,525	9,740	10,247	31,036	27,754
	$103,146	$105,756	$100,982	$302,868	$309,984

Rental Property Operating Expenses
Consolidated Properties	$37,760	$41,331	$38,681	$112,050	$120,672
Discontinued Operations	—	—	—	—	17
Share of Unconsolidated Joint Ventures	3,765	3,609	3,293	10,676	9,652
	$41,525	$44,940	$41,974	$122,726	$130,341

Cash Basis Rental Property Revenues
Rental Property Revenues	$103,147	$105,756	$100,981	$302,869	$309,984
Less: Straight Line Rent	3,449	4,623	3,434	16,694	10,479
Less: Non-cash Income	2,097	1,526	1,843	4,518	5,613
	$97,601	$99,607	$95,704	$281,657	$293,892

Cash Basis Rental Property Revenues
Same Property	$75,524	$73,831	$73,368	$221,117	$215,253
Non-Same Property	22,077	25,776	22,336	60,540	78,639
	$97,601	$99,607	$95,704	$281,657	$293,892

Cash Basis Rental Property Operating Expenses
Rental Property Operating Expenses	$41,525	$44,940	$41,974	$122,726	$130,341
Non-Cash Expense	16	—	16	46	(59)
	$41,541	$44,940	$41,990	$122,772	$130,282

Cash Basis Rental Property Operating Expenses
Same Property	$33,248	$33,313	$32,415	$96,272	$97,012
Non-Same Property	8,293	11,627	9,575	26,500	33,270
	$41,541	$44,940	$41,990	$122,772	$130,282

Cousins Properties Incorporated	28	Q3 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	June 30, 2016	September 30, 2016	September 30, 2015
Net Income	$11,657	$53,620	$7,765	$42,218	$68,774
Net operating income from unconsolidated joint ventures	6,760	6,131	6,954	20,361	18,103
Net operating loss from discontinued operations	—	—	—	—	(14)
Fee income	(1,945)	(1,686)	(1,824)	(5,968)	(5,206)
Other income	(153)	(444)	(129)	(858)	(593)
Reimbursed expenses	795	686	798	2,463	2,514
General and administrative expenses	4,368	2,976	4,691	17,301	12,405
Interest expense	7,710	7,673	7,334	22,457	23,219
Depreciation and amortization	31,843	32,538	32,381	96,192	103,564
Acquisition and merger costs	1,940	19	2,424	4,383	104
Other expenses	173	170	152	681	970
Income from unconsolidated joint ventures	(1,527)	(3,716)	(1,784)	(5,144)	(7,088)
Gain on sale of investment properties	—	(37,145)	—	(13,944)	(37,674)
Income (loss) from discontinued operations	—	(6)	246	—	565
Net Operating Income	$61,621	$60,816	$59,008	$180,142	$179,643

Net Operating Income
Same Property	$45,908	$44,322	$44,161	$134,847	$130,800
Non-Same Property	15,713	16,494	14,847	45,295	48,843
	$61,621	$60,816	$59,008	$180,142	$179,643

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures. These amounts are derived from the amounts in the categories indicated that are recorded at the joint venture multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts in the categories indicated is meaningful to investors and analysts.

(3) Annualized equals quarter amount annualized.
(4) Quarter amount represents quarter annualized, year-to-date represents year-to-date actual.

Cousins Properties Incorporated	29	Q3 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and merger costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties Incorporated	30	Q3 2016 Supplemental Information

LEGACY PARKWAY PROPERTIES, INC. PORTFOLIO STATISTICS (1)

	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 3Q16	End of Period Occupied 3Q16	Property Level Debt ($000) (2)
	Office
	Corporate Center (3)	Tampa	1,224,000	Consolidated	100%	84.7%	81.4%	34,629
	Bank of America Center	Orlando	421,000	Consolidated	100%	90.5%	90.5%	—
	One Orlando Centre	Orlando	356,000	Consolidated	100%	76.0%	73.1%	—
	Courvoisier Centre (3)	Miami	343,000	Unconsolidated	20%	85.4%	84.2%	21,300
	Citrus Center	Orlando	261,000	Consolidated	100%	94.4%	91.7%	20,213
	The Pointe	Tampa	253,000	Consolidated	100%	98.9%	96.4%	23,057
	Harborview Plaza	Tampa	205,000	Consolidated	100%	98.0%	98.0%	—
	Lincoln Place	Miami	140,000	Consolidated	100%	100.0%	100.0%	—
	Florida		3,203,000					99,199

	3344 Peachtree	Atlanta	485,000	Consolidated	33%	99.0%	96.3%	26,174
	One Buckhead Plaza	Atlanta	464,000	Consolidated	100%	96.0%	94.8%	—
	3350 Peachtree	Atlanta	413,000	Consolidated	100%	93.2%	93.2%	—
	3348 Peachtree	Atlanta	260,000	Consolidated	100%	93.7%	93.7%	—
	The Forum	Atlanta	220,000	Consolidated	100%	95.8%	93.3%	—
	Two Buckhead Plaza	Atlanta	210,000	Consolidated	100%	91.0%	86.8%	52,000
	Georgia		2,052,000					78,174

	Hearst Tower	Charlotte	963,000	Consolidated	100%	98.3%	97.1%	—
	NASCAR Plaza	Charlotte	394,000	Consolidated	100%	98.2%	98.2%	—
	North Carolina		1,357,000					—

	Hayden Ferry (3)	Tempe	789,000	Consolidated	(4)	94.7%	92.5%	45,994
	Tempe Gateway	Tempe	264,000	Consolidated	100%	98.7%	98.7%	—
	111 West Rio (US Airways Building)	Tempe	229,000	Unconsolidated	75%	100.0%	100.0%	—
	Arizona		1,282,000					45,994

	One Eleven Congress	Austin	519,000	Consolidated	100%	94.4%	84.0%	128,000
	San Jacinto Center	Austin	406,000	Consolidated	100%	100.0%	99.5%	101,000
	Texas		925,000					229,000
	Total		8,819,000					452,367

(1)	Information presented includes all properties that the Company owned on November 1, 2016 as a result of the merger with Parkway Properties, Inc.
(2)	Property level debt represents the Company's share of total debt as of October 6, 2016, the date of the merger with Parkway Properties, Inc.
(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	The Company's ownership interest in the Hayden Ferry buildings is 30%, with the exception of Hayden Ferry III, for which the Company's ownership interest is 70%.

Cousins Properties Incorporated	31	Q3 2016 Supplemental Information